UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant [ ]   Filed by a Party other than the Registrant [X]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                           First Financial Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                             Lola Brown Trust No. 1B
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1)  Title of each class of securities to which  transaction  applies:
               __________________
          (2)  Aggregate  number of  securities  to which  transaction  applies:
               ___________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
               _____________________________
          (4)  Proposed     maximum     aggregate    value    of    transaction:
               __________________
          (5)  Total fee paid: ________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:  ____________________
     (2) Form, Schedule or Registration Statement No.:  ___________________
     (3) Filing Party:  ________________________
     (4) Date Filed:  ______________________

                               STEWART R. HOREJSI
                               200 SOUTH SANTA FE
                              SALINA, KANSAS 67401

Dear Fellow Shareholder:

     I am writing this letter on behalf of the Ernest Horejsi Trust No. 1B and other trusts affiliated with the Horejsi family (collectively, the "Horejsi Trusts"). The Horejsi Trusts include the five largest shareholders of First
Financial Fund, Inc. (the "Fund") and collectively own more than 39% of the Fund's stock.

     The Fund has called its annual meeting of shareholders for the purpose of electing four (4) directors and approval of a shareholder proposal to amend one of the Fund's bylaws. The meeting is scheduled to be held on August 19, 2003 at 4:30 p.m., at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The reasons for the meeting are set forth in the Fund's notice of meeting and information statement which you should have received along with this proxy statement.

     The Horejsi Trusts are seeking your support with respect to the following:

          1.   Electing four (4) directors to the Fund  nominated by the Horejsi
               Trusts: Dr. Dean Jacobson, Joel W. Looney, Susan L. Ciciora and Stephen C. Miller; and

          2. To vote on a proposal to amend Article III, Section 3 of the Fund's bylaws to change the voting standard for electing directors from a "majority of outstanding shares" to a "plurality of votes cast at a meeting at which a quorum is present" (the "Bylaw Amendment");

ONLY THE HOREJSI TRUSTS ARE SOLICITING PROXIES IN CONNECTION WITH THE ELECTION OF DIRECTORS AND THE BYLAW AMENDMENT AT THE ANNUAL MEETING AND, AS A RESULT, IN ORDER TO BE REPRESENTED AT THE MEETING SHAREHOLDERS MUST RETURN A PROXY CARD (BY MAIL, TELEPHONE, FAX OR VIA THE INTERNET) OR ATTEND THE MEETING IN PERSON. A POSTAGE PAID RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

     Shareholders of record may also vote their shares by telephone, by faxing a completed and signed proxy card (both front and back sides) to the Fund's proxy solicitor (1-212-440-9009) or via the Internet. Specific instructions for shareholders of record who wish to use telephone, fax or Internet voting procedures are set forth on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate your vote and to confirm that your voting instructions are followed.

     Please vote "FOR" the proposals to elect our nominees as directors of the Fund and "FOR" the Bylaw Amendment and return your proxy card now by mail, by telephone, by fax or via the Internet. If you have any questions or need assistance in voting your shares, please contact MacKenzie Partners, Inc., who is assisting us in the solicitation, toll-free at (800) 322-2885.



                                Sincerely yours,

                                /s/ Stewart R. Horejsi

                                Stewart R. Horejsi

          PROXY STATEMENT IN RESPECT OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                           FIRST FINANCIAL FUND, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                          To be held on August 19, 2003


To Our Fellow Shareholders:

     This proxy statement and the enclosed proxy card are being furnished by the Lola Brown Trust No. 1B (the "Brown Trust"), the Ernest Horejsi Trust No. 1B (the "Ernest Trust") and other trusts affiliated with the Horejsi family (collectively the "Horejsi Trusts" and more particularly described below under "Information Concerning the Horejsi Trusts") to holders of record on June 11, 2003 (the "Record Date") of shares of common stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies by the Horejsi Trusts for use at the annual meeting of shareholders of the Fund scheduled to be held on August 19, 2003 at 4:30 p.m., local time, and any and all adjournments or postponements thereof (the "Meeting"). The Meeting will be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. We estimate that this proxy statement and the accompanying proxy card will first be sent to the Fund's shareholders on or about June 24, 2003.

     The following matters are scheduled to be voted on at the annual meeting (collectively, the "Proposals"):

          1. The election of two (2) Class I directors and two (2) Class II directors of the Fund's Board of Directors. The Horejsi Trusts are soliciting your proxy in support of the election of Susan L. Ciciora and Stephen C. Miller as Class I directors (terms expiring in 2005) and Dr. Dean Jacobson and Joel W. Looney as Class II directors (terms expiring in 2006) ("Proposal No. 1"); and

          2.   Approval  or  disapproval  of a proposal  to amend  Article  III,
               Section 3 of the Fund's bylaws to change the voting standard for electing directors from a "majority of outstanding shares" to a "plurality of all the votes cast at a meeting at which a quorum is present" (referred to herein as "Proposal No. 2" or the "Bylaw Amendment").

     The Horejsi Trusts are soliciting your proxy in support of the each of the above proposals. As indicated in the Fund's information statement, the Fund's Board of Directors (the "Board") is not nominating directors or soliciting proxies in connection with the election of directors or the Bylaw Amendment.

     Each of the above proposals are scheduled to be voted upon at the Meeting and are included in the enclosed Horejsi Trusts' proxy card. Because only the Horejsi Trusts are soliciting proxies in connection with the election of directors and the Bylaw Amendment at the Meeting, shareholders must return the enclosed proxy card (by mail, telephone, fax or via the Internet) or attend the Meeting in person in order to be represented at the Meeting. The individuals named as proxies on the enclosed proxy card will vote in accordance with a shareholder's directions as indicated thereon if such shareholder's proxy card is returned properly executed. If a properly executed proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Horejsi Trusts' nominees (i.e., Proposal No. 1) and the Bylaw Amendment (i.e., Proposal No. 2).

     Discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the Meeting of which the Horejsi Trusts are not aware as of the date of this proxy statement and matters incident to the conduct of the Meeting, which discretionary authority will be exercised in accordance with Rule 14a-4 promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended.

     Your vote at the Meeting is especially important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly. Alternatively, shareholders of record may vote by telephone, by fax or via the Internet by following the instructions on the enclosed proxy card.

     REASONS FOR SOLICITATION. The Horejsi Trusts have undertaken this proxy solicitation because they believe in and advocate corporate democracy. The Bylaw Amendment will amend one of the Fund's current bylaws which the Horejsi Trusts believe is contrary to corporate democracy in that it imposes a de facto super-majority requirement on director elections and thus makes any challenge to incumbent board members extremely difficult.

     With regard to its nominees, the Horejsi Trusts believe that they will provide an important and necessary voice for Fund shareholders. The Fund's largest shareholder, the Brown Trust, has owned the Fund's common stock since August 1999 and has invested more than $22 million in 2,568,200 (or approximately 10.9%) of the Fund's shares. In addition to the Brown Trust's holdings, the other Horejsi Trusts (described more particularly below) hold a total of approximately 6,775,000 shares, or about 28.7% of the Fund's shares. Thus, in the aggregate, the Horejsi Trusts include the five largest shareholders of the Fund, holding approximately 39.6% of the Fund's shares. Because of their substantial investment in the Fund, the Horejsi Trusts have considerable economic motivation to ensure that the Fund's performance is and remains strong.

     The Horejsi Trusts believe the Fund's adviser and portfolio manager (Wellington Management Group and Nick Adams respectively) should be retained. In light of the Fund's recent performance vis-a-vis the broad markets, the Horejsi Trusts are keenly motivated to make sure that Wellington and Nick Adams remain on board. Nonetheless, the Horejsi Trusts believe that their nominees will provide the requisite "voice" for shareholders and will make sure that Fund performance remains strong for the long term.

     With regard to the Bylaw Amendment, the Fund's bylaws currently require that "Directors shall be elected by vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereupon". This is a de facto super-majority provision that greatly increases the likelihood that incumbents will remain seated and in control in any contested election. The outcome of last year's Annual Meeting is a perfect example of how this provision runs contrary to corporate democracy. In last year's election, the Horejsi Trusts' nominees received 59% of the votes cast at the meeting but still lost because they did not receive a majority of outstanding shares. Thus, under the Fund's current bylaws, if a majority of the shares (i.e., a quorum) are present at the meeting, and 49.9% of the shares were voted in favor of non-incumbent challengers, the incumbents would remain in their seats and in control of the Fund even if they failed to receive a single vote. The Bylaw Amendment would eliminate this possibility and result in an outcome that is consistent with the will of the shareholders who actually vote.

     VOTING PROCEDURES. If you wish to vote for the Horejsi Trusts' nominees (Proposal No. 1) and the Bylaw Amendment (Proposal No. 2), you may do so by completing and returning the enclosed proxy card. A proxy card that is returned to the Horejsi Trusts or its agent will be voted as the shareholder indicates thereon. If a proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted FOR the election of the Horejsi Trusts' nominees and FOR the Bylaw Amendment (Proposal No. 2).

     The Fund currently has a total of five directors, divided into three classes. There are two Class I directors, whose terms expired in 2002 but who continue to serve, two Class II directors, whose terms expire in 2003 (i.e., at the upcoming Meeting), and one Class III director, whose term expires in 2004. At the Meeting, the Ernest Trust will propose and vote FOR Dr. Dean Jacobson and Joel W. Looney as the Class II directors (terms expiring in 2006) and Susan L. Ciciora and Stephen C. Miller as Class I directors (terms expiring in 2005) to be elected at the Meeting. Further, the Ernest Trust will propose and vote FOR the Bylaw Amendment (Proposal No. 2). Proxy cards that are properly signed, dated and returned with no vote indicated will be voted in a manner consistent with these proposals.

     VOTING. Only shareholders of record on the Record Date will be entitled to vote at the Meeting. According to information contained in the Fund's 2003 information statement, there were 23,576,182 shares of the Fund's common stock issued and outstanding as of the Record Date. Holders of record on the Record Date will be entitled to cast one vote on each matter for each share of the Fund's common stock held by them. Shares of the Fund's common stock do not have cumulative voting rights. Directors of the Fund are elected by a vote of a majority of the outstanding voting shares, although if the Bylaw Amendment is approved, directors of the Fund will be elected by a vote of a plurality of the votes cast, provided that a quorum is present. Proposal 2, the Bylaw Amendment, requires the affirmative vote of a majority of the votes cast at the Meeting, provided that a quorum is present. The Horejsi Trusts recommend that shareholders vote FOR the election of their nominees, Dr. Jacobson, Mr. Looney, Ms. Ciciora and Mr. Miller, and FOR the Bylaw Amendment (Proposal No. 2).

     QUORUM. A quorum for the transaction of business is constituted by the presence in person or by proxy of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies with respect to the Proposals. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy, whether or not a quorum is present. In such case, the persons named as proxies will vote those proxies which they are entitled to vote for the proposal in favor of such an adjournment.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Broker non-votes will be counted as shares present for purposes of determining whether a quorum is present, as will shares in which the shareholder elects to withhold authority to vote for all nominees. If the Bylaw Amendment is not adopted, broker non-votes and withheld shares will effectively be a vote against any nominees, because the required vote is a majority of the Fund's outstanding shares. If the Bylaw Amendment is adopted, broker non-votes and withheld shares will not affect the election of any nominees, because the required vote will be a plurality of the votes cast. Broker non-votes and any abstentions will also not affect the vote on the Bylaw Amendment, because the required vote is a majority of the votes cast.

     REVOCATION OF PROXIES. You may revoke your proxy at any time prior to the voting of your proxy at the Meeting by giving written notice to the Fund, by executing and delivering a later dated proxy, or by re-voting through the Internet or by telephone, or by voting in person at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. There is no limit on the number of times that you may revoke your proxy prior to the Meeting. Only the latest dated, properly signed proxy will be counted.

     IF YOU WISH TO VOTE FOR THE HOREJSI TRUSTS' NOMINEES AND THE BYLAW AMENDMENT, YOU MAY DO SO BY COMPLETING AND RETURNING THE ENCLOSED PROXY CARD. A PROXY CARD THAT IS RETURNED TO THE HOREJSI TRUSTS OR THEIR AGENT WILL BE VOTED AS THE SHAREHOLDER INDICATES THEREON. IF A PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED IN FAVOR OF THE HOREJSI TRUSTS' NOMINEES AND FOR THE BYLAW AMENDMENT.


                           OWNERSHIP OF COMMON STOCK.

     The following tables set forth certain information as of May 30, 2003 regarding the beneficial ownership of shares of the Fund's common stock by (i) each beneficial owner of more than 5% of the outstanding shares of the Fund's common stock (based on information contained in filings with the Commission),
(ii) The Horejsi Trusts' nominees for director, (iii) the current executive officers and directors of the Fund (based on information filed with the Commission), and (iv) all directors and executive officers as a group.


          Beneficial Owners of More than 5% of the Fund's Common Stock

                                                                                       Common Stock
Name and Address                                 Position with the Fund             Beneficially Owned           Percent
----------------                                 ----------------------             ------------------           -------
The Lola Brown Trust No. 1B+                              ---                        2,568,200 shares             10.9%
The Ernest Horejsi Trust No. 1B+                          ---                        1,795,100 shares             7.6%
The Mildred B. Horejsi Trust+                             ---                        1,922,400 shares             8.1%
The Stewart Horejsi Trust No. 2+                          ---                        1,697,900 shares++           7.2%
The Susan L. Ciciora Trust+                               ---                        1,359,800 shares             5.8%
The John S. Horejsi Trust+                                ---                              100 shares             Less than 1%
Badlands Trust Company+                                   ---                        1,359,900 shares++           5.8%
T. Rowe Price*                                                                         555,400*                   5.5%*


              Ownership by Nominees, Current Directors and Officers

                                                                                      Number and Dollar Range of
                                                                                          Fund Shares as of
Name and Address                                      Position with the Fund                June 11, 2003
----------------                                      ----------------------                -------------

Dr. Dean Jacobson                                                                             613 shares
4747 S. Lakeshore Drive, Suite 203                            Nominee
Tempe, Arizona  85282                                                                        $1 to $10,000

Joel W. Looney                                                                                 1,000 shares
506 S. Cherry St.
Lindsborg, Kansas 67456                                       Nominee                        $10,001 to $50,000

Susan L. Ciciora
c/o SD Family Offices
1680 38th Street, Suite 800
Boulder, Colorado 80301                                       Nominee                          0 Shares

Stephen C. Miller
1680 38th Street, Suite 800
Boulder, Colorado 80301                                       Nominee                          0 Shares

Richard I. Barr                                                                               100 shares
6831 East Solano Drive                                       Director
Phoenix, Arizona 85061                                                                      $1 to $10,000

Eugene C. Dorsey                                                                             633 shares++
2010 Harbourside Drive, #2003                                Director
Longboat Key, Florida 34228                                                                 $1 to $10,000

Robert E. La Blanc                                                                          2,000 shares++
323 Highland Avenue
Ridgewood, New Jersey 07450                                  Director                     $10,001 to $50,000

Thomas T. Mooney                                                                            3,000 shares++
930 East Avenue                                       President and Director
Rochester, New York 14607                                                                 $10,001 to $50,000

Clay T. Whitehead                                                                           2,000 shares++
P.O. Box 8090                                                Director
McLean, Virginia 22106                                                                    $10,001 to $50,000

Arthur J. Brown                                                                              2,281 Shares+
1800 Massachusetts Avenue, NW                                Secretary
Washington, D.C.  20036                                                                   $10,001 to $50,000

R. Charles Miller
1800 Massachusetts Avenue, NW                           Assistant Secretary                   0 Shares++
Washington, D.C.  20036

Grace Torres
Gateway Center 3
100 Mulberry Street
Newark, NJ  07102                                            Treasurer                        0 Shares++

Directors and Officers as a group                               ---                          11,627 shares

-------------------

+ The address for each of these entities is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. Additional information regarding trustees of these trusts and the executive officers and directors of Badlands Trust Company is contained in the section entitled "Information Concerning the Horejsi Trusts" below.

++ Shares beneficially owned by Badlands Trust Company include 1,359,800 shares directly owned by the Susan L. Ciciora Trust and 100 shares directly owned by the John S. Horejsi Trust. By virtue of the relationships described below in the section entitled "Information Concerning the Horejsi Trusts," the Stewart Horejsi Trust No. 2 may also be deemed to indirectly own such shares, in addition to the 1,697,900 shares directly owned by the Stewart Horejsi Trust No. 2.

* Based solely on an initial Schedule 13G filed on January 30, 2003, reflecting holdings as of December 31, 2002, by T. Rowe Price Associates, Inc., which is located at 100 East Pratt Street, Baltimore, MD 21202.

++   Based solely on information provided by the Fund.

                    INFORMATION CONCERNING THE HOREJSI TRUSTS

     The Horejsi Trusts are comprised of 6 irrevocable grantor trusts that were formed for the benefit of members of the Horejsi family. In June 2002 the Horejsi Trusts formed First Financial Shareholders for Tomorrow for the purpose of soliciting proxies for the Fund's annual meeting in 2002. Dr. Jacobson, Mr. Looney and Mr. Miller are not members or beneficiaries of the Horejsi Trusts, although Mr. Miller is general counsel to the Horejsi Trusts and an officer of Badlands Trust Company, the private trust company that administers the various Horejsi Trusts. Ms. Ciciora is trustee, grantor and beneficiary under various Horejsi Trusts. Following is a description of each of the Horejsi Trusts and their administrative trustee, Badlands Trust Company:

     The Brown Trust is a trust organized by Lola Brown for the benefit of her issue. The business address of the Brown Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Trust owned 2,568,200 shares of the Fund's common stock, representing approximately 10.9% of the issued and outstanding shares of the Fund's common stock. During the last two years, the Brown Trust has not made any purchases of shares of the Fund's common stock or sold any shares of the Fund's common stock. The trustees of the Brown Trust, Badlands Trust Company ("Badlands"), Susan Ciciora and Larry Dunlap, may be deemed to control the Brown Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over shares held by the Brown Trust. Accordingly, Badlands, Ms. Ciciora and Mr. Dunlap disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the Brown Trust.

     The Ernest Trust is a trust organized by Ernest Horejsi for the benefit of his issue. The business address of the Ernest Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Ernest Trust owned 1,795,100 shares of the Fund's common stock, representing approximately 7.6% of the issued and outstanding shares of the Fund's common stock. During the last two years, the Ernest Trust has not made any purchases of shares of the Fund's common stock and has not sold any shares of the Fund's common stock. The trustees of the Ernest Trust, Badlands, Ms. Ciciora and Mr. Dunlap, may be deemed to control the Ernest Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Ernest Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over the shares held by the Ernest Trust. Accordingly, Badlands, Ms. Ciciora and Mr. Dunlap disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the Ernest Trust. The Ernest Trust successfully took control of another closed-end fund, USLIFE Income Fund (now Boulder Growth & Income Fund, Inc.) in 2002 (the "BIF Fund").

     The Mildred B. Horejsi Trust (the "Mildred Trust") is a trust organized by Mildred Horejsi for the benefit of her issue. The business address of the Mildred Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Mildred Trust owned 1,922,400 shares of the Fund's common stock, representing approximately 8.1% of the issued and outstanding shares of the Fund's common stock. During the last two years, the Mildred Trust has not made any purchases of shares of the Fund's common stock and has not sold any shares of the Fund's common stock. The trustees of the Mildred Trust, Badlands, Ms. Ciciora and Brian Sippy, may be deemed to control the Mildred Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Mildred Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over the shares held by the Mildred Trust. Accordingly, Badlands, Ms. Ciciora and Dr. Sippy disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the Mildred Trust.

     The Stewart R. Horejsi Trust No. 2 (the "SRH Trust") is a trust organized by Stewart R. Horejsi for the benefit of his issue. The business address of the SRH Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the SRH Trust owned 1,697,900 shares of the Fund's common stock, representing approximately 7.2% of the issued and outstanding shares of the Fund's common stock. During the last two years, the SRH Trust has not made any purchases of shares of the Fund's common stock and has not sold any shares of the Fund's common stock. The trustees of the SRH Trust, Badlands, Brian Sippy and Robert Ciciora, may be deemed to control the SRH Trust and may be deemed to possess indirect beneficial ownership of the shares held by the SRH Trust. However, none of the trustees, acting alone, can vote or exercise dispositive authority over the shares held by the SRH Trust. Accordingly, Badlands, Dr. Sippy and Mr. Ciciora disclaim beneficial ownership of the shares of the Fund's common stock beneficially owned, directly or indirectly, by the SRH Trust.

     The Susan L. Ciciora Trust (the "Susan Trust") is a trust organized by Susan L. Ciciora for the benefit of her issue. The business address of the Susan Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the Susan Trust owned 1,359,800 shares of the Fund's common stock, representing approximately 5.8% of the issued and outstanding shares of the Fund's common stock. During the last two years, the Susan Trust has not made any purchases of shares of the Fund's common stock and has not sold any shares of the Fund's common stock. Badlands, as the sole trustee of the Susan Trust, may be deemed to control the Susan Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Susan Trust. In addition, the SRH Trust, as the sole shareholder of Badlands, may also be deemed to control the Susan Trust and may be deemed to possess indirect beneficial ownership of the shares held by the Susan Trust.

     The John S. Horejsi Trust (the "John  Trust") is a trust  organized by John
S. Horejsi for the benefit of his issue. The business address of the John Trust is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. As of the Record Date, the John Trust owned 100 shares of the Fund's common stock, representing less than 1% of the issued and outstanding shares of the Fund's common stock. During the last two years, the John Trust has not made any purchases of shares of the Fund's common stock and has not sold any shares of the Fund's common stock. Badlands, the sole trustee of the John Trust, may be deemed to control the John Trust and may be deemed to possess indirect beneficial ownership of the shares held by the John Trust. In addition, the SRH Trust, as the sole shareholder of Badlands, may also be deemed to control the John Trust and may be deemed to possess indirect beneficial ownership of the shares held by the John Trust.

     Badlands is a South Dakota corporation organized and chartered to act as a private trust company to administer the Horejsi Trusts. The directors of Badlands are Mr. Dunlap, Mr. Miller, Robert Ciciora, who is the brother-in-law of Ms. Ciciora, Gail G. Gubbels and Marty Jans. The executive officers of Badlands are Mr. Gubbels, President, Mr. Jans, Secretary, and Mr. Miller, Vice President and Assistant Secretary. Badlands is wholly owned by the SRH Trust. The business address of Badlands is 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078. By virtue of the relationships described above, Messrs. Dunlap, Miller, Jans, Ciciora and Gubbels may be deemed to share the indirect power to vote and direct the disposition of the shares deemed to be indirectly held by Badlands, but such persons disclaim beneficial ownership of such shares. The business address of Mr. Miller is 1680 38th Street, Suite 800, Boulder, Colorado 80301, of Mr. Dunlap, 223 N. Santa Fe, P.O. Box 121, Salina, Kansas 67401, of Messrs. Jans and Gubbels, 614 Broadway, P.O. Box 801, Yankton, South Dakota 57078, and of Mr. Ciciora, 1105 Woodcrest Drive, Downers Grove, IL 60516.


                                   BACKGROUND

     The Bylaw Amendment is being proposed in response to the outcome of litigation initiated by the Horejsi Trusts against the Fund which initially challenged the validity of Article III, Section 3 of the Fund's bylaws (the "Super-Majority Bylaw"). Following the Fund's 2002 election, the Fund took the position that, because the Horejsi Trusts' nominees did not receive the support of a "majority of outstanding shares" as required under the Super-Majority Bylaw, the incumbent directors should continue to serve. The Horejsi Trusts then initiated a lawsuit seeking to invalidate the Super-Majority Bylaw. In September 2002, the Federal District Court for the District of Maryland (the "District Court") agreed with the Horejsi Trusts and issued a permanent injunction preventing the Fund from seating its candidates. However, the Fund appealed the District Court's decision to the U.S. Court of Appeals of the 4th Circuit and, in January 2003, the Court of Appeals reversed the District Court's decision and determined that the Super-Majority Bylaw was valid under Maryland law. In 2003, the Horejsi Trusts initiated another lawsuit in the District Court seeking to invalidate the Fund's bylaw which purported to require an 80% majority of outstanding shares to amend certain provisions of the bylaws (the "80% Bylaw"). If upheld, the 80% Bylaw would have required the affirmative vote of at least 80% of outstanding shares to amend or repeal the Super-Majority Bylaw. In April 2003, the Fund determined not to oppose the lawsuit and the District Court entered a consent order declaring the 80% Bylaw invalid under Maryland law. As a result of the District Court's decision, the Bylaw Amendment (Proposal No. 2), which, if approved by shareholders, will replace the Super-Majority Bylaw, can now be passed with a "majority of votes cast at a meeting at which a quorum is present".

     There is no current litigation between the Horejsi Trusts and the Fund and none is anticipated. The Horejsi Trusts and their affiliates have executed a mutual release of claims with each of the Fund's incumbent directors. The mutual release is contingent upon election of all of the Horejsi Trusts' nominees to the Board.

     Among other investments, the Horejsi Trusts have substantial investments in two other closed-end mutual funds, the Boulder Total Return Fund, Inc. and Boulder Growth & Income Fund, Inc. (collectively, the "Boulder Funds"). Mr. Looney, Ms. Ciciora and Mr. Miller (three of the Horejsi Trusts' nominees for election to the Fund's Board of Directors) are directors of the Boulder Funds and Richard Barr, a current director of the Fund, is also a director of the Boulder Funds. Stewart Horejsi is the portfolio manager of each of the two investment advisors that provide investment advisory services to the Boulder Funds.

     If Dr. Jacobson, Mr. Looney, Ms. Ciciora and Mr. Miller are elected as directors of the Fund, together with Mr. Barr they would constitute a majority of the Board. At both of the Boulder Funds, after shareholders elected nominees of the Horejsi Trusts as a majority of those funds' boards, the board of each of those funds elected to retain new investment advisors. The Horejsi Trusts, however, have no current plans to request that the Board replace the Fund's existing investment advisor.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Fund currently has a total of five directors, divided into three classes, each class having a term of three years. Each year, the term of one class will expire. There are two Class I directors, whose terms expired in 2002, two Class II directors, whose terms expire in 2003 (i.e., at the upcoming Meeting), and one Class III director, whose term expires in 2004. At the annual meeting held in August 2002, shareholders failed to elect the two Class I directors, resulting in the incumbent directors holding-over pending a subsequent election. Accordingly, at the Meeting, in addition to an election to fill the two Class II directorships whose terms expire at the Meeting in 2003, there will be an election to fill the two Class I directorships whose elections failed in 2002.

     THE NOMINEES. Proxy cards which are signed, dated and returned to the Horejsi Trusts or its agent, MacKenzie Partners, Inc., will be voted in favor of the election of Dr. Jacobson, Mr. Looney, Ms. Ciciora and Mr. Miller (collectively, the "Horejsi Trusts' Nominees") AND in favor of the Bylaw Amendment (Proposal No. 2). The Horejsi Trusts' Nominees have furnished the Horejsi Trusts with the following information concerning their employment history and certain other matters:



Disinterested Director Nominees

 Name Address and Age    Principal occupations during last 5 years; other directorships    Expiration
                                                 held by Nominee                           of Term if
                                                                                           Elected as
                                                                                            Director

Dr. Dean Jacobson        Founder and President of Forensic Engineering, Inc. (expert         2005
Age: 64                  witness for litigation) since 1977; since 1997 Professor
                         Emeritus at Arizona State  University;  prior to 1997 Professor of Engineering at Arizona State University.

Joel W. Looney           Director of the each of the Boulder Funds.  Partner,  Financial     2005
Age:  41                 Management  Group,  LLC since July 1999;  CFO,  Bethany College from 1995 -1999;  Director,  Boulder  Total Return Fund,  Inc.,
                         since January  2001;  Director,  Boulder  Growth & Income Fund,
                         Inc., since January 2002.

Nominees Who May Be Deemed "Interested Directors". Each of Mr. Miller and Ms. Ciciora may be deemed to be an "interested director" within the meaning of the Investment Company Act of 1940, as amended, by virtue of their relationships with the Horejsi Trusts, which hold more than 5% of the Fund's shares, as discussed above under "Information Concerning the Trust."


 Name Address and Age    Principal occupations during last 5 years; other directorships    Expiration
                                                 held by Nominee                           of Term if
                                                                                           Elected as
                                                                                            Director

Susan L. Ciciora         Director  of  each  of  the  Boulder  Funds.  Owner,   Superior     2006
Age: 39                  Interiors  (interior  design  for  custom  homes)  since  1995;
                         Corporate Secretary,  Ciciora Custom Builders,  LLC since 1995;
                         Trustee  of the Brown  Trust and the  Ernest  Trust.  Director,
                         Boulder  Total  Return  Fund,  Inc.,   since  November,   2001;
                         Director,  Boulder Growth & Income Fund,  Inc.,  since January,
                         2002.

Stephen C. Miller        Director  and  Chairman  of the  Board  of each of the  Boulder     2006
Age:  50                 Funds.  President  of each of the Boulder  Funds.  President of and General Counsel for Boulder Investment Advisers,
                         LLC ("BIA"); Manager, Fund Administrative Services, LLC
                         ("FAS"); Vice President of Stewart Investment Advisers
                         ("SIA"); Director, Chairman of the Board and President
                         of Boulder Total Return Fund, Inc., since 1999;
                         Director, Chairman of the Board and President of
                         Boulder Growth & Income Fund, Inc., since 2002;
                         President and General Counsel, Horejsi, Inc.
                         (liquidated in 1999); General Counsel, Brown Welding
                         Supply, LLC (sold in 1999); officer of various other
                         Horejsi Affiliates; Of Counsel, Krassa & Miller, LLC
                         since 1991.



     Each of the Horejsi Trusts' Nominees is a United States citizen. The Horejsi Trusts' Nominees have consented to being named in this proxy statement and have agreed to serve as directors of the Fund if elected. They have no family relationship with each other, although Susan Ciciora is the daughter of Stewart Horejsi and a beneficiary under a number of the Horejsi Trusts. Neither Dr. Jacobson nor Mr. Looney is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Ms. Ciciora and Mr. Miller may be deemed "interested persons" because of their affiliation with the Horejsi Trusts. None of the Horejsi Trusts' Nominees have ever been an officer, employee, director, general partner or shareholder of Wellington Management Company, LLP, the Fund's current investment advisor, or any affiliate thereof, nor do any of them have any other material direct or indirect interest in such investment advisor or any of its affiliates or the Fund's administrator, Prudential Investments LLC. If elected, the Horejsi Trusts' Nominees would oversee the Fund, but not any other portfolio in the "fund complex" of which the Fund is a part.

     The aggregate value of the shares of the Fund owned by each of Mr. Looney, Dr. Jacobson and Mr. Miller is less than $10,000. Ms. Ciciora's ownership information is discussed above under "Ownership of Common Stock". Information regarding purchases of shares of the Fund's common stock by the Horejsi Trusts' Nominees during the last two years is set forth on Exhibit 1 attached hereto. During such period, none of the Horejsi Trusts' Nominees have sold any shares of the Fund. None of the Horejsi Trusts' Nominees have any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates. The Horejsi Trusts have agreed to indemnify the Horejsi Trusts' Nominees for any liabilities they may incur in connection with this proxy solicitation.

     According to the Fund's 2003 information statement, each director of the Fund receives an annual fee of $5,000 and all directors are reimbursed for travel and out-of-pocket expenses associated with attending board meetings. According to the Fund's 2003 information statement, directors of the Fund do not receive pension or retirement benefits from the Fund. In addition, according to the Fund's 2003 information statement, all current directors of the Fund other than Mr. Barr also serve as directors of, and are similarly compensated by, the five other funds in the same "fund complex."

THE  HOREJSI   TRUSTS  WILL  VOTE  "FOR"  PROPOSAL  NO.  1  AND  RECOMMEND  THAT
SHAREHOLDERS VOTE "FOR" THE ELECTION OF MS. CICIORA, MR. MILLER, DR. JACOBSON AND MR. LOONEY.

          PROPOSAL NO. 2 -- APPROVAL OR DISAPPROVAL OF BYLAW AMENDMENT

     BACKGROUND AND SUMMARY OF PROPOSAL. The Horejsi Trusts recommend that shareholders approve an amendment to the Fund's bylaws which would provide that directors will be elected by a plurality of votes cast (defined above as the "Bylaw Amendment"). Presently, the Fund's bylaws require that directors are elected by a "majority of outstanding shares". The Horejsi Trusts believe that the existing bylaw is unfair in that it imposes a de facto super-majority voting requirement on challengers to Board seats and thus serves only to entrench incumbent Board members. This was evidenced in the Fund's 2002 election in which 80.40% of shareholders voted, 59% of which voted in favor of the Horejsi Trusts' nominees and 41% of which voted in favor of the incumbent directors. Despite the Horejsi Trusts' nominees receiving a substantial majority of votes cast at that meeting, since the nominees did not receive a "majority of outstanding shares", they were not seated and there was a failed election. The Bylaw Amendment would avoid the possibility of a failed election in the future.

     Currently, Article III, Section 3 of the Fund's bylaws provides as follows:

         Section 3. Election. Directors shall be elected by vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereupon.

     Proposal No. 2 would delete and replace the above provision and would be effective with respect to any election of directors at the Meeting and thereafter. Accordingly, if approved by shareholders, the Bylaw Amendment would be applicable to the election of directors under Proposal No. 1 above, thus providing that the directors are elected by a plurality of the votes cast at the Meeting. As proposed, Article III, Section 3 of the Fund's bylaws would be deleted and replaced in its entirety with the following language:

         Section 3. Election. Directors shall be elected by vote of a plurality of all the votes cast at a meeting at which a quorum is present. This
         Section 3 of Article III shall be amended only by a vote of the Corporation's stockholders.

     VOTING REQUIREMENT. Approval of this Proposal No. 2 will require the vote of a majority of the votes of common stock cast at the Meeting in person or by proxy.

THE  HOREJSI   TRUSTS  WILL  VOTE  "FOR"  PROPOSAL  NO.  2  AND  RECOMMEND  THAT
SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                              SHAREHOLDER PROPOSALS

     According to the Fund's information statement, the Fund's bylaws require shareholders wishing to nominate directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's proxy statement for its previous year's annual meeting was first released to shareholders (or, in 2003 only, the date of release of the Fund's information statement). Accordingly, if a shareholder intends to present a proposal at the Fund's annual meeting of shareholders in 2004 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 by March 26, 2004. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the shareholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Shareholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Shareholder nominations or proposals not received by March 26, 2004 will not be considered "timely" within the meaning of Rule 14a-4(c) of the Securities Exchange Act.

     THE SOLICITATION. Proxies will be solicited by mail and possibly by telephone, personal interview or by other means. In addition, the Horejsi Trusts have retained MacKenzie Partners, Inc. to assist and to provide advisory services in connection with this proxy solicitation for which it will be paid a fee of $25,000 and will be reimbursed for reasonable out-of-pocket expenses. The Horejsi Trusts will indemnify MacKenzie Partners against certain liabilities and expenses in connection with this proxy solicitation, including liabilities under the federal securities laws. MacKenzie Partners has advised the Horejsi Trusts that approximately 25 of MacKenzie Partners' employees will provide assistance in connection with the proxy solicitation. No trustees or beneficiaries of the Horejsi Trusts will solicit proxies, although certain officers, directors or employees of Badlands, the trustee of certain Horejsi Trusts, may solicit proxies.

     Banks, brokerage houses and other custodians, nominee and fiduciaries will be requested to forward this proxy statement and the accompanying proxy card to the beneficial owner of shares of common stock for whom they hold of record and the Horejsi Trusts will reimburse them for their reasonable out-of-pocket expenses.

     The expenses related to this proxy solicitation will be borne by the Horejsi Trusts. The Horejsi Trusts estimate that the total amount of expenses to be incurred by them in this proxy solicitation will be approximately $35,000. Expenses to date have been approximately $0. The Horejsi Trusts will not seek reimbursement from the Fund for these expenses.

     If you have any questions concerning this proxy statement or need help voting your shares, please call:



[MacKenzie Partners Logo]

105 Madison Avenue
New York, New York  10016
email: proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or Toll Free: (800) 322-2885


Dated: June 24, 2003

Exhibit 1

                  ALL SECURITIES OF THE FUND PURCHASED OR SOLD
        WITHIN THE PAST TWO YEARS BY THE HOREJSI TRUSTS AND THE NOMINEES


  Dean Jacobson - Purchases During the Last Two Years

  Date                  Shares
  6/6/02                500

  Joel W. Looney - Purchases During the Last Two Years

  Date                  Shares
  6/28/02               100
  8/26/02               200
  12/10/02              112.3
  2/10/03               200
  3/10/03               188

             If you have questions concerning this proxy statement
                 or need help voting your shares, please call:

                            MacKenzie Partners, Inc.
                               105 Madison Avenue
                            New York, New York 10016
                       email: proxy@mackenziepartners.com
                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885

                                      PROXY
                                   APPENDIX 1

                                   PROXY CARD

                           THIS PROXY IS SOLICITED BY
                               THE HOREJSI TRUSTS

         Proxy for the August 19, 2003 annual meeting of shareholders of
                           First Financial Fund, Inc.

The undersigned holder of shares of common stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stewart R. Horejsi, Stephen
C. Miller and Nicole L. Murphey, and each of them, as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of common stock of the Fund that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 on Tuesday, August 19, 2003 at 4:30 p.m., local time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the proxy statement of the Horejsi Trusts and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting. A majority of the proxies present and acting at the annual meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                     THIS PROXY IS CONTINUED ON THE REVERSE.

      Please Sign and Date Your Proxy Card on the Reverse and Return Today.

--------------------------------------------------------------------------------

                                      PROXY



Important: Please indicate your vote by an "X" in the appropriate box below. This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "For" the Proposals below.

Proposal No. 1: Election of Susan L. Ciciora and Stephen C. Miller as Class I Directors and Dr. Dean Jacobson and Joel W. Looney as Class II Directors.

                           [ ] FOR                    [ ] WITHHOLD

You may withhold authority to vote for any individual nominee or nominees by marking the FOR box and striking out the name of any such nominee.

The Horejsi Trusts recommend that shareholders vote FOR Proposal No. 1.

Proposal No. 2: Adoption of an amendment to Article III, Section 3 of the Fund's bylaws to change the voting standard for electing directors from a "majority of outstanding shares" to a "plurality of all the votes cast at a meeting at which a quorum is present".

                           [ ] FOR                    [ ]   AGAINST

The Horejsi Trusts recommend that shareholders vote FOR Proposal No. 2


                             Signature(s) _______________________________
                             ____________________________________________
                             Date  ___________
                             Title (if applicable) __________________________
                             Important: Please sign exactly as appears hereon or on the proxy card previously sent to you. Where shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person.

             Please Sign, Date and Return this Proxy Card Promptly.

--------------------------------------------------------------------------------